                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 19, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                               PENFORD CORPORATION
             (Exact name of registrant as specified in its charter)

                                   Washington
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



                0-11488                                     91-1221360
-------------------------------------------        ----------------------------
         Commission File Number                         (I.R.S. Employer
                                                       Identification No.)

        7094 South Revere Parkway,
            Englewood, Colorado                             80112-3932
-------------------------------------------        ----------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (303) 649-1900
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K:

         Exhibit No.                                               Description
         -----------------    ---------------------------------------------------------------------------------------

         99.1                 Press release dated June 19, 2003

ITEM 9: INFORMATION PROVIDED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On June 19, 2003, Penford Corporation issued a press release announcing its financial results for its third quarter of fiscal year 2003 and for the nine months ended May 31, 2003. A copy of the press release is furnished as Exhibit
99.1 to this report.


                                       2
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Penford Corporation
                                  ---------------------------------------------
                                  (Registrant)




June 20, 2003                                   /s/ Steven O. Cordier
                                  ---------------------------------------------
                                                  Steven O. Cordier
                                       Vice President, Chief Financial Officer
                                               and Corporate Secretary

                                  EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

         Exhibit No.                                               Description
         -----------------    ---------------------------------------------------------------------------------------

         99.1                 Press release dated June 19, 2003